UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  January 29, 2000
                                                           ----------------


                                AUTHORISZOR INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   000-27869                  75-2661571
---------------------------    -------------------------       ----------
(State or other jurisdiction     (Commission File             (IRS Employer
    of incorporation)                 Number)               Identification No.)


One Van de Graaff Drive, Suite 502, Burlington, Massachusetts 01803-5188
-------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (781) 359-9650
                                                     --------------


(Not Applicable)
-------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On January 29, 2001, the Board of Directors of Authoriszor Inc. (the "Company") announced that Richard A. Langevin (the "Executive") resigned from his positions as President, Chief Executive Officer and Interim Chief Financial Officer of the Company, and as a member of the Company's Board of Directors, effective as of January 31, 2001 for personal reasons. In connection with the resignation of the Executive, the Company and the Executive entered into a Severance and Release Agreement, dated as of January 31, 2001 (the "Severance Agreement"), a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. The Severance Agreement provides that the Registrant make certain cash payments to Executive and enter into that certain Stock Option Agreement, dated as of January 31, 2000, by and between the Company and the Executive, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

         Additionally, on January 29, 2001, the Board of Directors of the Company announced that it had appointed Paul Ayres, currently the Managing Director of Authoriszor Ltd., the Company's wholly-owned subsidiary, to the positions of President and Chief Executive Officer of the Company and appointed Andrew Cussons, currently the Finance Director of Authoriszor Ltd., the Chief Financial Officer of the Company to replace the Executive, effective as of January 31, 2000. In addition, as of January 31, 2001, the Board of Directors of the Company appointed Mr. Ayres and Mr. Cussons to the Board of Directors of the Company. Each of the foregoing appointments is effective January 31, 2001.

          The Board of Directors of the Company also announced that Jim Jackson, currently the Vice President and Secretary of the Company and the Chairman of the Board of Authoriszor Ltd., will resign from such positions, effective January 31, 2001. Andrew Cussons will replace Mr. Jackson as Secretary of the Company. Ian McNeill has resigned his position as Chairman of the Board of Authoriszor Holdings Ltd., effective January 31, 2001, and will be replaced in such position by Geoff Shingles, currently a member of the Board of Directors of the Company. Mr. McNeill will continue serving as a consultant to Authoriszor Ltd. and the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (a)       Not applicable.

          (b)       Not applicable.

          (c) The following Exhibits are filed as a part of this Current Report on Form 8-K:

                    10.1 Severance and Release Agreement, dated as of January 29, 2001, by and between Authoriszor Inc. and Richard A. Langevin

                    10.2 Stock Option Agreement, dated as of January 31, 2001, by and between Authoriszor Inc. and Richard
                              A. Langevin.

                    99.1      Press Release of Authoriszor  Inc.,  dated January
                              30, 2001

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AUTHORISZOR INC.


Date: January 30, 2001                       By:  /s/ James L. Jackson
                                                -------------------------------
                                                James L. Jackson
                                                Vice President and Secretary

                                  EXHIBIT INDEX

          Exhibit
            No.             Exhibit Description


          10.1      Severance  and  Release  Agreement,  dated as of January 29,
                    2001,  by  and  between  Authoriszor  Inc.  and  Richard  A.
                    Langevin

          10.2 Stock Option Agreement, dated as of January 31, 2001, by and between Authoriszor Inc. and Richard A. Langevin.

          99.1      Press Release of Authoriszor Inc., dated January 30, 2001